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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 14, 2004


                       DEUTSCHE MORTGAGE SECURITIES, INC.
                       ----------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                   333-100675             36-4509743
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 (STATE OR OTHER JURISDICTION        (COMMISSION          (I.R.S. EMPLOYER
      OF INCORPORATION)              FILE NUMBER)        IDENTIFICATION NO.)

60 Wall Street
New York, NY                                                      10005
------------------------------                             ---------------------
    (ADDRESS OF PRINCIPAL                                       (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 250-7010

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                                       -2-


Item 5.  OTHER EVENTS.

Description of the Mortgage Pool

                  On August 30, 2004, the Registrant caused the issuance and sale of approximately $483,252,000 initial principal amount of Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, Series 2004-5 Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of August 1, 2004, between the Registrant as depositor, Wells Fargo Bank, N.A. as master servicer and securities administrator, and HSBC Bank USA, National Association as trustee.





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                                       -3-



      Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                        AND EXHIBITS.

                                 (a) Not applicable

                                 (b) Not applicable

                                 (c) Exhibits:

                                 1. Pooling and Servicing Agreement, dated as of
August 1, 2004 among Deutsche Mortgage Securities, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and HSBC Bank USA, National Association as trustee.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 14, 2004


                                        DEUTSCHE MORTGAGE SECURITIES, INC.


                                        By: /s/ Michael Commorato
                                           ----------------------------------
                                        Name:   Michael Commaroto
                                        Title:  President


                                        By: /s/ Peter Cerwin
                                           ----------------------------------
                                        Name:   Peter Cerwin
                                        Title:  Vice-President






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                                       -5-

                                  EXHIBIT INDEX



                Item 601(a) of     Sequentially
                Regulation S-K     Numbered
Exhibit Number  Exhibit No.        Description                          Page
--------------  -----------        -----------                          ----
1               4                  Pooling and Servicing Agreement,      6
                                   dated as of August 1, 2004 among
                                   Deutsche Mortgage Securities, Inc.
                                   as depositor, Wells Fargo Bank,
                                   N.A. as master servicer and
                                   securities administrator and HSBC
                                   Bank USA, National Association as
                                   trustee.


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                                    EXHIBIT 1